AMERICAN NATIONAL

BANKSHARES INC.

A Century of Experience and 21st Century Banking Solutions

Just the Bank You Would Imagine.



Forward-Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate" or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.



We Are…

- Conservative
  - Stringent underwriting
  - Strong capital
- Consistent
  - 104 years of tradition
  - Deep management team
  - Strong, experienced board of directors
  - Ability to execute
- Shareholder focused
  - Exceptional dividend
  - Prudent growth
  - Good stewards of capital
  - NASDAQ Global Select
  - Russell 3000 Index

Just the Bank You Would Imagine.



Seasoned Management

Name	Position	Age	Years of Experience	Years w/ AMNB
Executives:				
Charles H. Majors	Executive Chairman	67	20	20
Jeffrey V. Haley	President & CEO	53	16	16
William W. Traynham Jr.	Chief Financial Officer	58	24	4
Dabney T.P. Gilliam Jr.	Chief Administrative Officer	59	28	13
R. Helm Dobbins	Chief Credit Officer	62	35	10
S. Cabell Dudley	Chief Banking Officer - Va.	67	44	7
Charles T. Canaday Jr.	Chief Banking Officer - N.C.	52	29	2
H. Gregg Strader	EVP - Strategic Initiatives	55	32	
		Average	29	



Significant Recent Accomplishments

- Integrated our new North Carolina offices into our organization and culture
- Converted the entire bank to a new and robust management information system
- Dealt efficiently and effectively with all credit issues brought over from the MidCarolina merger
- Operated the combined organization successfully during these difficult economic times
- Trailing four quarters EPS $2.03
- Completed transition to new Chief Executive Officer

Q2 – 2013 HIGHLIGHTS

- Diluted EPS - $0.53
- NPAs to total assets 0.88% vs. 0.99% Q2 2012
- Dividend – $0.23 paid in Q2
  - Paid $0.92 full year for 2012



CAPITAL LEVELS

History of maintaining a strong capital position

- We did not need to apply for TARP

	AMNB 10 Year Average	Q1 2013
Tangible Common Equity / Tangible Assets	10.29%	9.73%
Leverage Ratio	11.89%	11.49%
Tier 1 Risk-Based Ratio	16.25%	16.07%
Total Risk-Based Ratio	17.50%	17.32%



Source: SNL Financial; Company filings

NATIONWIDE MRQ COMPARISON



Nationwide Public Banks and Thrifts
Performance
Asset Quality
Capital
Returns
75th Percentile
50th Percentile
25th Percentile
AMNB (1.38%)
AMNB Core (0.91%)
Peers (0.68%)
AMNB (4.16%)
Peers (3.82%)
AMNB Core (3.47%)
AMNB (52.3%)
AMNB Core (62.1%)
Peers (68.4%)
AMNB (1.54%)
Peers (3.24%)
AMNB (0.68%)
Peers (4.60%)
AMNB (9.6%)
Peers (8.7%)
AMNB (17.3%)
Peers (14.6%)
AMNB (4.0%)
Peers (0.5%)
Core ROAA (%)
NIM (%)
Efficiency Ratio (%)
NPAs / Loans + OREO (%)
Cycle to Date Charge Offs (%)
TCE/TA (%)
Total Capital (%)
Div Yield (%)

Source: SNL Financial and Company filings; Market data as of 6/30/2013
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Core ROAA excludes extraordinary items, nonrecurring items, gains / losses on sales of securities and amortization of intangibles
AMNB core calculation excludes accretion of fair market value adjustments from the MidCarolina transaction
Cycle to date net charge offs as of 12/31/2008

DIVIDENDS

History of strong dividends



Dividend Yield (%)
6.00
4.00
2.00
0.00
0.0
0.0
0.0
0.0
0.0
0.0
0.0
0.0
0.0
0.0
0.0
0.9
1.0
1.6
1.8
2.0
2.2
2.3
2.4
2.5
3.0
3.1
4.0
CRFN
EVBS
COB
FRNK
HMPR
HTBI
NBBC
PSTB
WFBI
YDKN
ESXB
PEBK
MBRG
CFNL
BNCN
STEL
MNRK
FBNC
TOWN
UBSH
NKSH
FCBC
AMNB



Annual Dividend Per Share
$0.71
$0.75
$0.79
$0.83
$0.87
$0.91
$0.92
$0.92
$0.92
$0.92
$0.92
$0.92
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 YTD*

Source: SNL Financial and Company filings; Market data as of Q2 2013 quarter end
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
*Annualized number

TOTAL RETURN


AMNB Return Relative to Major Indices
120.0%
90.0%
60.0%
30.0%
0.0%
(30.0%)
(60.0%)
109.9%
9.8%
84.4%
58.4%
(12.0%)
29.5%
23.7%
25.1%
19.2%
Since 2002
Since 2008
2013 YTD
AMNB
NASDAQ Bank
S&P 500

Source: Factset Research Systems; Market data as of 7/17/2013
AMNB total return assumes reinvestment of dividends

Financial Performance



HISTORICAL PROFITABILITY

ROAA (%)



2.00%
1.50%
1.00%
0.50%
0.00%
(0.50%)
2006
2007
2008
2009
2010
2011
2012
MRQ
1.29%
AMNB Core
0.91%
0.68%
AMNB
Peers

Efficiency Ratio (%)



75.00%
70.00%
65.00%
60.00%
55.00%
50.00%
45.00%
68.4%
AMNB
Core
62.1%
52.3%
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
MRQ

Net Interest Margin (%)



4.75%
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
4.16%
3.82%
AMNB
Core
3.47%
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
MRQ

AMNB　Peers

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
AMNB data as of 6/30/2013
★ AMNB core calculation excludes accretion of fair market value adjustments from the MidCarolina transaction

DIVERSE REVENUE STREAM

Noninterest Income

- Trust & Investment Services
- Brokerage
- Secondary Mortgage
- Title Insurance
- Bankers Insurance

Trust Assets ($ in millions)



$600
$500
$400
$300
$200
$417
$531
$541
$586
2010
2011
2012
2013Q2

Trust and Investment Services

- Organized in 1927
- Offices in Danville, Martinsville, Lynchburg
- Assets: $586 million
- Customers: individuals, businesses, foundations and non-profits
- Serve clients locally and abroad
- Priorities:
  - Trust administration
  - Investment management
  - Estate settlement
  - Retail brokerage
- Excellent equity performance

LOAN PORTFOLIO

June 30, 2013 - $794 million


Residential R.E.
21%
Commercial R.E.
45%
Commercial & Industrial
16%
Consumer & Other
12%
Construction
6%

June 30, 2013 – CRE


Shopping Center
1%
Nursing Homes
2%
Mobile Home Park
1%
Rec. Facility
2%
Other
1%
Educational
3%
Office
20%
Medical building
4%
Restaurant
5%
Hotels
5%
Retail
15%
Strip Mall
5%
Warehouse
6%
Church
6%
Apartment Bldg
12%
Industrial
12%

- Granular portfolio
- Highly diversified
- Top 10 relationships combine for $83 million or 10% of total loans
  - Largest total relationship of $14 million
  - Legal lending limit > $20 million

- Average commercial credit size of $421,903
- Average life: 2.1
- Modified duration: 1.8
- The sweet spot: $500,000 - $1 million

Source: SNL Financial and Company filings
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

UNDERWRITING PROCESS

- Culture

FORMER	CURRENT
Quality	Quality
Rate	**Volume**
Volume	Rate

- Collaborative
- Offensive / Defensive
  - Relationship pricing
- Strong asset quality review process



SUPERIOR ASSET QUALITY

- Exceptional performance through cycle
- Increased NPA levels are due to acquired MidCarolina credits
  - Fully marked and moving through the resolution process

Net Charge-offs / Avg. Loans (%)



2.00%
1.50%
1.00%
0.50%
0.00%
(0.50%)
0.21%
0.25%
0.24%
0.69%
0.24%
1.58%
0.16%
1.08%
0.07%
0.58%
(0.07%)
0.44%
2008
2009
2010
2011
2012
MRQ

NPAs / Loans + OREO (%)



6.00%
4.50%
3.00%
1.50%
0.00%
1.24%
1.45%
1.32%
3.33%
1.20%
5.46%
2.26%
5.78%
1.61%
3.41%
1.54%
3.24%
2008
2009
2010
2011
2012
MRQ

AMNB Peers

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Note: NPAs include nonaccrual loans, accruing TDRs and OREO

DEPOSIT PORTFOLIO

Deposit Migration History



100%
75%
50%
25%
0%
18.2%
19.4%
25.8%
25.1%
24.3%
24.0%
26.1%
25.0%
24.5%
15.9%
15.6%
14.7%
19.7%
22.7%
19.1%
24.2%
24.1%
24.7%
19.7%
16.1%
14.1%
17.9%
14.9%
16.2%
16.2%
16.8%
16.4%
16.9%
21.1%
20.4%
2008
2009
2010
2011
2012
MRQ
Demand Deposits
NOW & Other Trans Accts
MMDA & Savings
Retail Certificates of Deposit
Jumbo Certificates of Deposit

Cost of Deposits



3.60%
3.00%
2.40%
1.80%
1.20%
0.60%
0.00%
2.11%
2.72%
1.38%
1.96%
1.07%
1.39%
0.83%
0.99%
0.65%
0.71%
0.52%
0.55%
2008
2009
2010
2011
2012
MRQ
AMNB
Peers

- Legacy markets provide a stable source of low-cost core deposits
- Average life 4.7
- Modified duration 4.2

Source: SNL Financial and Company filings
Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

SECURITIES PORTFOLIO

6/30/2013 Securities Portfolio



Corporate
4%
Federal
agencies and
GSEs
16%
Mortgage-
backed and
CMOs
23%
State and
municipal
57%

Portfolio Highlights

- Minimal credit risk; minimal duration risk
  - Average life 3.6
  - Modified duration 3.4
- High quality
  - $340.1 million AFS securities portfolio
  - All above investment grade
  - Municipal portfolio with very high credit quality and wide geographic dispersion
  - No investments are classified
- Strong source of liquidity

Source: SNL Financial and Company filings
Note: Average life and modified duration from AMNB internal IRR modeling for Q1 2013.

AMERICAN NATIONAL
BANKSHARES INC.

- 16 banking offices in Virginia
- 9 banking offices in North Carolina
- Ranked #2 in the Danville MSA with 29% market share
- Ranked #3 in the Burlington MSA with 15% market share



Washington, D.C.
Charlottesville
Richmond
Roanoke
Virginia Beach
Danville
Greensboro
Burlington
Raleigh
Asheville
Charlotte
Wilmington

Source: SNL Financial and MapInfo; Market share data as of June 30, 2013
Shaded area for MidCarolina represents Burlington, Durham, Greensboro, Raleigh, and Winston-Salem MSAs

Opportunistic Acquisition Strategy


American National
Moving Forward

- Fair value accounting changed the game
- Capital is necessary to be a player
- Focused on growth markets in NC and VA
- Characteristics of targets:
  - $250 million-$1 billion size
  - Practical assimilation
  - Manageable credit issues
  - Compatible cultures
  - EPS accretion
  - Maintenance of strong capital levels
  - Identifiable synergies for savings
- Our credit culture will be maintained

AMNB Acquisition Cycle

Phase I	Identify targeted markets with strong economic growth prospects - Active calling in adjacent markets Prioritize and perform diligence on institutions that are financially attractive and culturally compatible
Phase II	Negotiate the transaction Announce and close
Phase III	Integrate the target - Systems conversion - Synergies - Cultural assimilation - Customer retention Focus on remediation of target portfolio
Phase IV	Transition from remediation to growth and new production

Identify → Acquire → Integrate → Clean-up → Grow

OUR FOCUS

- Fortress-like balance sheet
  - Exceptional asset quality
  - Low-risk investment portfolio
  - High liquidity
  - Capital strength
- Disciplined growth
  - Organic
  - External
- Strong earnings stream
- Imagination

